UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2021

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On June 30, 2021, Ashford Inc. (“Advisor”), external advisor to Ashford Hospitality Trust, Inc. (the “Company”), entered into a Consulting and Cooperation Agreement (the “Consulting Agreement”) with Robert G. Haiman, the Company’s former Executive Vice President, General Counsel and Secretary.

The Company is not a party to the Consulting Agreement, and the Company is not providing any additional payments or equity awards to Mr. Haiman under the terms of the Consulting Agreement. However, during the three-year term of the Consulting Agreement, Mr. Haiman is required to provide certain services to the Advisor which may include services for the benefit of the Company, and Mr. Haiman will continue to be eligible to vest in all outstanding equity awards previously made to him under the Company’s equity incentive programs (as well as equity awards previously granted to Mr. Haiman by the Advisor, its subsidiaries, and Braemar Hotels & Resorts Inc.) subject to his continuing to be engaged by the Advisor under the Consulting Agreement through the applicable vesting date and the achievement of any relevant performance metrics.

This summary of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.
ITEM 7.01     REGULATION FD DISCLOSURE.
On June 30, 2021, the Advisor issued a press release announcing the appointment of Alex Rose as the Company’s Executive Vice President, General Counsel and Secretary, and the retirement of Mr. Haiman, the Company’s former Executive Vice President, General Counsel and Secretary. The press release is attached hereto as Exhibit 99.2.

The information under Item 7.01 of this Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits
Exhibit Number        Description

99.1    Consulting and Cooperation Agreement, by and among Ashford Inc., Ashford Hospitality Advisors, LLC, and Robert G. Haiman, dated as of June 30, 2021
99.2    Press Release of Ashford Inc., dated June 30, 2021, furnished under Item 7.01
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2021

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary